                                                       Exhibit 99.4
--------------------------------------------------------------------------------
                                                       Monthly Operating Report

     ----------------------------------------------
     CASE NAME:  Kitty Hawk International, Inc.      ACCRUAL BASIS
     ----------------------------------------------

     ----------------------------------------------
     CASE NUMBER: 400-42144                           02/13/95, RWD, 2/96
     ----------------------------------------------

     ----------------------------------------------
     JUDGE:  Barbara J. Houser
     ----------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2002


     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

     RESPONSIBLE PARTY:

     /s/ Drew Keith                                Chief Financial Officer
     ---------------------------------------     -------------------------------
     ORIGINAL SIGNATURE OF RESPONSIBLE PARTY           TITLE

     Drew Keith                                    8/20/2002
     ---------------------------------------     -------------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                 DATE

     PREPARER:

     /s/ Jessica L. Wilson                         Chief Accounting Officer
     ---------------------------------------     -------------------------------
     ORIGINAL SIGNATURE OF PREPARER                    TITLE

     Jessica L. Wilson                             8/20/2002
     ---------------------------------------     -------------------------------
     PRINTED NAME OF PREPARER                          DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

      ---------------------------------------------
      CASE  NAME:  Kitty Hawk International, Inc.                ACCRUAL BASIS-1
      ---------------------------------------------

      ---------------------------------------------
      CASE  NUMBER: 400-42144                        02/13/95, RWD, 2/96
      ---------------------------------------------


      ---------------------------------------------

      COMPARATIVE BALANCE SHEET

      -----------------------------------------------------------------------------------------------------------------
                                                 SCHEDULE            MONTH             MONTH              MONTH
                                                               --------------------------------------------------------
      ASSETS                                      AMOUNT           July 2002
      -----------------------------------------------------------------------------------------------------------------
      1.    UNRESTRICTED CASH                     $     40,098       $            0         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      2.    RESTRICTED CASH                                          $    8,813,406         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      3.    TOTAL CASH                            $     40,098       $    8,813,406         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      4.    ACCOUNTS RECEIVABLE (NET)             $  9,006,275       $    7,727,826         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      5.    INVENTORY                             $ 20,429,725       $            0         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      6.    NOTES RECEIVABLE                                         $            0         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      7.    PREPAID EXPENSES                                         $       11,699         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      8.    OTHER (ATTACH LIST)                   $ 21,367,511        ($327,144,523)        $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      9.    TOTAL CURRENT ASSETS                  $ 50,843,609        ($310,591,592)        $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      10.   PROPERTY, PLANT & EQUIPMENT           $474,988,760       $  468,794,669         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      11.   LESS: ACCUMULATED
            DEPRECIATION / DEPLETION                                 $  421,848,208         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      12.   NET PROPERTY, PLANT &
            EQUIPMENT                             $474,988,760       $   46,946,461         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      13.   DUE FROM INSIDERS                                        $            0         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      14.   OTHER ASSETS - NET OF
            AMORTIZATION (ATTACH LIST)                               $            0         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      15.   OTHER (ATTACH LIST)                                      $            0         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      16.   TOTAL ASSETS                          $525,832,369        ($263,645,131)        $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      POSTPETITION LIABILITIES
      -----------------------------------------------------------------------------------------------------------------
      17.   ACCOUNTS PAYABLE                                         $      146,775         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      18.   TAXES PAYABLE                                            $            0         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      19.   NOTES PAYABLE                                            $            0         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      20.   PROFESSIONAL FEES                                        $            0         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      21.   SECURED DEBT                                             $            0         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      22.   OTHER (ATTACH LIST)                                       ($155,957,661)        $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      23.   TOTAL POSTPETITION
            LIABILITIES                                               ($155,810,886)        $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      PREPETITION LIABILITIES
      -----------------------------------------------------------------------------------------------------------------
      24.   SECURED DEBT                          $ 23,187,921       $   19,559,127         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      25.   PRIORITY DEBT                         $  4,672,323       $            0         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      26.   UNSECURED DEBT                        $392,188,633       $   16,799,238         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      27.   OTHER (ATTACH LIST)                                      $   75,013,024         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      28.   TOTAL PREPETITION LIABILITIES         $420,048,877       $  111,371,389         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      29.   TOTAL LIABILITIES                     $420,048,877         ($44,439,497)        $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      EQUITY
      -----------------------------------------------------------------------------------------------------------------
      30.   PREPETITION OWNERS' EQUITY                               $   16,327,446         $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      31.   POSTPETITION CUMULATIVE
            PROFIT OR (LOSS)                                          ($235,533,080)        $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      32.   DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)
      -----------------------------------------------------------------------------------------------------------------
      33.   TOTAL EQUITY                          $          0        ($219,205,634)        $0                     $0
      -----------------------------------------------------------------------------------------------------------------
      34.   TOTAL LIABILITIES &
            OWNERS' EQUITY                        $420,048,877        ($263,645,131)        $0                     $0
      -----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

      -------------------------------------------
      CASE  NAME:  Kitty Hawk International, Inc.     ACCRUAL BASIS-2
      -------------------------------------------

      -------------------------------------------
      CASE  NUMBER: 400-42144                           02/13/95, RWD, 2/96
      -------------------------------------------

      -------------------------------------------
      INCOME STATEMENT
      ----------------------------------------------------------------------------------------------------------------
                                                        MONTH            MONTH           MONTH           QUARTER
                                                   --------------------------------------------------
      REVENUES                                        July 2002                                          TOTAL
      ----------------------------------------------------------------------------------------------------------------
      1.   GROSS REVENUES                                  $203,340              $0               $0       $203,340
      ----------------------------------------------------------------------------------------------------------------
      2.   LESS: RETURNS & DISCOUNTS                       $      0              $0               $0       $      0
      ----------------------------------------------------------------------------------------------------------------
      3.   NET REVENUE                                     $203,340              $0               $0       $203,340
      ----------------------------------------------------------------------------------------------------------------
      COST OF GOODS SOLD
      ----------------------------------------------------------------------------------------------------------------
      4.   MATERIAL                                        $      0              $0               $0       $      0
      ----------------------------------------------------------------------------------------------------------------
      5.   DIRECT LABOR                                    $      0              $0               $0       $      0
      ----------------------------------------------------------------------------------------------------------------
      6.   DIRECT OVERHEAD                                 $      0              $0               $0       $      0
      ----------------------------------------------------------------------------------------------------------------
      7.   TOTAL COST OF GOODS SOLD                        $      0              $0               $0       $      0
      ----------------------------------------------------------------------------------------------------------------
      8.   GROSS PROFIT                                    $203,340              $0               $0       $203,340
      ----------------------------------------------------------------------------------------------------------------
      OPERATING EXPENSES
      ----------------------------------------------------------------------------------------------------------------
      9.   OFFICER / INSIDER COMPENSATION                  $      0              $0               $0       $      0
      ----------------------------------------------------------------------------------------------------------------
      10.  SELLING & MARKETING                             $      0              $0               $0       $      0
      ----------------------------------------------------------------------------------------------------------------
      11.  GENERAL & ADMINISTRATIVE                        $ 44,556              $0               $0       $ 44,556
      ----------------------------------------------------------------------------------------------------------------
      12.  RENT & LEASE                                    $      0              $0               $0       $      0
      ----------------------------------------------------------------------------------------------------------------
      13.  OTHER (ATTACH LIST)                             $      0              $0               $0       $      0
      ----------------------------------------------------------------------------------------------------------------
      14.  TOTAL OPERATING EXPENSES                        $ 44,556              $0               $0       $ 44,556
      ----------------------------------------------------------------------------------------------------------------
      15.  INCOME BEFORE NON-OPERATING
           INCOME & EXPENSE                                $158,784              $0               $0       $158,784
      ----------------------------------------------------------------------------------------------------------------
      OTHER INCOME & EXPENSES
      ----------------------------------------------------------------------------------------------------------------
      16.  NON-OPERATING INCOME (ATT. LIST)                $ 11,216              $0               $0       $ 11,216
      ----------------------------------------------------------------------------------------------------------------
      17.  NON-OPERATING EXPENSE (ATT. LIST)               $      0              $0               $0       $      0
      ----------------------------------------------------------------------------------------------------------------
      18.  INTEREST EXPENSE                                $      0              $0               $0       $      0
      ----------------------------------------------------------------------------------------------------------------
      19.  DEPRECIATION / DEPLETION                        $      0              $0               $0       $      0
      ----------------------------------------------------------------------------------------------------------------
      20.  AMORTIZATION                                    $      0              $0               $0       $      0
      ----------------------------------------------------------------------------------------------------------------
      21.  OTHER (ATTACH LIST)                             $      0              $0               $0       $      0
      ----------------------------------------------------------------------------------------------------------------
      22.  NET OTHER INCOME & EXPENSES                     $ 11,216              $0               $0       $ 11,216
      ----------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      ----------------------------------------------------------------------------------------------------------------
      23.  PROFESSIONAL FEES                               $ 71,511              $0               $0       $ 71,511
      ----------------------------------------------------------------------------------------------------------------
      24.  U.S. TRUSTEE FEES                               $      0              $0               $0       $      0
      ----------------------------------------------------------------------------------------------------------------
      25.  OTHER (ATTACH LIST)                             $      0              $0               $0       $      0
      ----------------------------------------------------------------------------------------------------------------
      26.  TOTAL REORGANIZATION EXPENSES                   $ 71,511              $0               $0       $ 71,511
      ----------------------------------------------------------------------------------------------------------------
      27.  INCOME TAX                                      $ 39,396              $0               $0       $ 39,396
      ----------------------------------------------------------------------------------------------------------------
      28.  NET PROFIT (LOSS)                               $ 36,661              $0               $0       $ 36,661
      ----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

      ---------------------------------------------
      CASE  NAME:  Kitty Hawk International, Inc.    ACCRUAL BASIS-3
      ---------------------------------------------

      ---------------------------------------------
      CASE  NUMBER: 400-42144                           02/13/95, RWD, 2/96
      ---------------------------------------------


      ---------------------------------------------------------------------------------------------------------
      CASH RECEIPTS AND                         MONTH           MONTH            MONTH          QUARTER
                                             -----------------------------------------------
      DISBURSEMENTS                           July 2002                                          TOTAL
      ---------------------------------------------------------------------------------------------------------
      1.   CASH - BEGINNING OF MONTH            $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      RECEIPTS FROM OPERATIONS
      ---------------------------------------------------------------------------------------------------------
      2.   CASH SALES                           $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      COLLECTION OF ACCOUNTS RECEIVABLE
      ---------------------------------------------------------------------------------------------------------
      3.   PREPETITION                          $  344,719               $0              $0       $  344,719
      ---------------------------------------------------------------------------------------------------------
      4.   POSTPETITION                         $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      5.   TOTAL OPERATING RECEIPTS             $  344,719               $0              $0       $  344,719
      ---------------------------------------------------------------------------------------------------------
      NON - OPERATING RECEIPTS
      ---------------------------------------------------------------------------------------------------------
      6.   LOANS & ADVANCES (ATTACH LIST)       $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      7.   SALE OF ASSETS                       $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      8.   OTHER (ATTACH LIST)                   ($344,719)              $0              $0        ($344,719)
      ---------------------------------------------------------------------------------------------------------
      9.   TOTAL NON-OPERATING RECEIPTS          ($344,719)              $0              $0        ($344,719)
      ---------------------------------------------------------------------------------------------------------
      10.  TOTAL RECEIPTS                       $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      11.  TOTAL CASH AVAILABLE                 $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      OPERATING DISBURSEMENTS
      ---------------------------------------------------------------------------------------------------------
      12.  NET PAYROLL                          $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      13.  PAYROLL TAXES PAID                   $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      14.  SALES, USE & OTHER TAXES PAID        $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      15.  SECURED / RENTAL / LEASES            $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      16.  UTILITIES                            $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      17.  INSURANCE                            $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      18.  INVENTORY PURCHASES                  $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      19.  VEHICLE EXPENSES                     $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      20.  TRAVEL                               $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      21.  ENTERTAINMENT                        $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      22.  REPAIRS & MAINTENANCE                $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      23.  SUPPLIES                             $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      24.  ADVERTISING                          $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      25.  OTHER (ATTACH LIST)                  $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      26.  TOTAL OPERATING DISBURSEMENTS        $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      ---------------------------------------------------------------------------------------------------------
      27.  PROFESSIONAL FEES                    $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      28.  U.S. TRUSTEE FEES                    $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      29.  OTHER (ATTACH LIST)                  $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      30.  TOTAL REORGANIZATION EXPENSES        $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      31.  TOTAL DISBURSEMENTS                  $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      32.  NET CASH FLOW                        $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------
      33.  CASH - END OF MONTH                  $        0               $0              $0       $        0
      ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

     -----------------------------------------------
     CASE NAME:  Kitty Hawk International, Inc.       ACCRUAL BASIS-4
     -----------------------------------------------

     -----------------------------------------------
     CASE NUMBER: 400-42144                              02/13/95, RWD, 2/96
     -----------------------------------------------

     -----------------------------------------------------------------------------------------------------------------
                                                       SCHEDULE          MONTH            MONTH           MONTH
                                                                    --------------------------------------------------
     ACCOUNTS RECEIVABLE AGING                          AMOUNT          July 2002
     -----------------------------------------------------------------------------------------------------------------
     1.    0-30                                                        $        0         $     0         $     0
     -----------------------------------------------------------------------------------------------------------------
     2.    31-60                                                       $  150,530         $     0         $     0
     -----------------------------------------------------------------------------------------------------------------
     3.    61-90                                                       $        0         $     0         $     0
     -----------------------------------------------------------------------------------------------------------------
     4.    91+                                                         $7,577,296         $     0         $     0
     -----------------------------------------------------------------------------------------------------------------
     5.    TOTAL ACCOUNTS RECEIVABLE                        $  0       $7,727,826         $     0         $     0
     -----------------------------------------------------------------------------------------------------------------
     6.    AMOUNT CONSIDERED UNCOLLECTIBLE                             $        0         $     0         $     0
     -----------------------------------------------------------------------------------------------------------------
     7.    ACCOUNTS RECEIVABLE (NET)                        $  0       $7,727,826         $     0         $     0
     -----------------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------

     AGING OF POSTPETITION TAXES AND PAYABLES                            MONTH:     July 2002
                                                                                --------------------------------------
     -----------------------------------------------------------------------------------------------------------------
                                         0-30            31-60           61-90             91+
     TAXES  PAYABLE                      DAYS            DAYS             DAYS            DAYS            TOTAL
     -----------------------------------------------------------------------------------------------------------------
     1.    FEDERAL                        $     0         $    0           $  0            $     0          $      0
     -----------------------------------------------------------------------------------------------------------------
     2.    STATE                          $     0         $    0           $  0            $     0          $      0
     -----------------------------------------------------------------------------------------------------------------
     3.    LOCAL                          $     0         $    0           $  0            $     0          $      0
     -----------------------------------------------------------------------------------------------------------------
     4.    OTHER (ATTACH LIST)            $     0         $    0           $  0            $     0          $      0
     -----------------------------------------------------------------------------------------------------------------
     5.    TOTAL TAXES PAYABLE            $     0         $    0           $  0            $     0          $      0
     -----------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------
     6.    ACCOUNTS PAYABLE               $53,886         $3,265           $461            $89,163          $146,775
     -----------------------------------------------------------------------------------------------------------------

     -----------------------------------------------

     STATUS OF POSTPETITION TAXES                                          MONTH:    July 2002
                                                                                  ------------------------------------
     -----------------------------------------------------------------------------------------------------------------
                                                       BEGINNING         AMOUNT                           ENDING
                                                          TAX        WITHHELD AND/       AMOUNT            TAX
     FEDERAL                                          LIABILITY*       0R ACCRUED         PAID          LIABILITY
     -----------------------------------------------------------------------------------------------------------------
     1.    WITHHOLDING**                                  $0               $0              $0               $0
     -----------------------------------------------------------------------------------------------------------------
     2.    FICA-EMPLOYEE**                                $0               $0              $0               $0
     -----------------------------------------------------------------------------------------------------------------
     3.    FICA-EMPLOYER**                                $0               $0              $0               $0
     -----------------------------------------------------------------------------------------------------------------
     4.    UNEMPLOYMENT                                   $0               $0              $0               $0
     -----------------------------------------------------------------------------------------------------------------
     5.    INCOME                                         $0               $0              $0               $0
     -----------------------------------------------------------------------------------------------------------------
     6.    OTHER (ATTACH LIST)                            $0               $0              $0               $0
     -----------------------------------------------------------------------------------------------------------------
     7.    TOTAL FEDERAL TAXES                            $0               $0              $0               $0
     -----------------------------------------------------------------------------------------------------------------
     STATE AND LOCAL
     -----------------------------------------------------------------------------------------------------------------
     8.    WITHHOLDING                                    $0               $0              $0               $0
     -----------------------------------------------------------------------------------------------------------------
     9.    SALES                                          $0               $0              $0               $0
     -----------------------------------------------------------------------------------------------------------------
     10.   EXCISE                                         $0               $0              $0               $0
     -----------------------------------------------------------------------------------------------------------------
     11.   UNEMPLOYMENT                                   $0               $0              $0               $0
     -----------------------------------------------------------------------------------------------------------------
     12.   REAL PROPERTY                                  $0               $0              $0               $0
     -----------------------------------------------------------------------------------------------------------------
     13.   PERSONAL PROPERTY                              $0               $0              $0               $0
     -----------------------------------------------------------------------------------------------------------------
     14.   OTHER (ATTACH LIST)                            $0               $0              $0               $0
     -----------------------------------------------------------------------------------------------------------------
     15.   TOTAL STATE & LOCAL                            $0               $0              $0               $0
     -----------------------------------------------------------------------------------------------------------------
     16.   TOTAL TAXES                                    $0               $0              $0               $0
     -----------------------------------------------------------------------------------------------------------------

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    -----------------------------------------------
    CASE NAME: Kitty Hawk International, Inc.        ACCRUAL BASIS-5
    -----------------------------------------------

    -----------------------------------------------
    CASE NUMBER: 400-42144                           02/13/95, RWD, 2/96
    -----------------------------------------------


    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH:      July 2002
                                                                 ---------------------------------------------------
    --------------------------------------------
    BANK RECONCILIATIONS
                                                   Account #1        Account #2       Account #3
    ------------------------------------------------------------------------------------------------------------
    A.     BANK:                                    Bank One          Bank One
    -----------------------------------------------------------------------------------------------
    B.     ACCOUNT NUMBER:                         1559691322        1559691330                      TOTAL
    -----------------------------------------------------------------------------------------------
    C.     PURPOSE (TYPE):                           Deposit          Payroll
    ------------------------------------------------------------------------------------------------------------
    1.   BALANCE PER BANK STATEMENT                    $0               $0               $0            $0
    ------------------------------------------------------------------------------------------------------------
    2.   ADD: TOTAL DEPOSITS NOT CREDITED              $0               $0               $0            $0
    ------------------------------------------------------------------------------------------------------------
    3.   SUBTRACT: OUTSTANDING CHECKS                  $0               $0               $0            $0
    ------------------------------------------------------------------------------------------------------------
    4.   OTHER RECONCILING ITEMS                       $0               $0               $0            $0
    ------------------------------------------------------------------------------------------------------------
    5.   MONTH END BALANCE PER BOOKS                   $0               $0               $0            $0
    ------------------------------------------------------------------------------------------------------------
    6.   NUMBER OF LAST CHECK WRITTEN        N/A - Lockbox only   Account closed
    ------------------------------------------------------------------------------------------------------------

    --------------------------------------------
    INVESTMENT ACCOUNTS

    -----------------------------------------------------------------------------------------------------------
                                          DATE OF          TYPE OF          PURCHASE         CURRENT
    BANK, ACCOUNT NAME & NUMBER          PURCHASE         INSTRUMENT         PRICE            VALUE
    -----------------------------------------------------------------------------------------------------------
    7.    N/A
    -----------------------------------------------------------------------------------------------------------
    8.    N/A
    -----------------------------------------------------------------------------------------------------------
    9.    N/A
    -----------------------------------------------------------------------------------------------------------
    10.   N/A
    -----------------------------------------------------------------------------------------------------------
    11.   TOTAL INVESTMENTS                                                      $0              $0
    -----------------------------------------------------------------------------------------------------------

    --------------------------------------------
    CASH

    -----------------------------------------------------------------------------------------------------------
    12.   CURRENCY ON HAND                                                                       $0
    -----------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------
    13.   TOTAL CASH - END OF MONTH                                                              $0
    -----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

     ---------------------------------------------
     CASE NAME:  Kitty Hawk International, Inc.      ACCRUAL BASIS-6
     ---------------------------------------------

     ---------------------------------------------
     CASE NUMBER: 400-42144                             02/13/95, RWD, 2/96
     ---------------------------------------------

                                                         MONTH:        July 2002
                                                         -----------------------
     ---------------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
     ---------------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ----------------------------------------------------------------
                                INSIDERS
     ----------------------------------------------------------------
                             TYPE OF         AMOUNT      TOTAL PAID
          NAME               PAYMENT          PAID        TO DATE
     ----------------------------------------------------------------
     1. Pete Sanderlin   Salary                $0        $17,200
     ----------------------------------------------------------------
     2. Tom Mealie       Salary                $0        $17,200
     ----------------------------------------------------------------
     3. N/A
     ----------------------------------------------------------------
     4. N/A
     ----------------------------------------------------------------
     5. N/A
     ----------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO INSIDERS                            $0        $34,400
     ----------------------------------------------------------------

     -------------------------------------------------------------------------------------------
                                  PROFESSIONALS
     -------------------------------------------------------------------------------------------
                          DATE OF COURT                                               TOTAL
                         ORDER AUTHORIZING   AMOUNT        AMOUNT     TOTAL PAID     INCURRED
          NAME              PAYMENT         APPROVED        PAID        TO DATE     & UNPAID *
     -------------------------------------------------------------------------------------------
     1. N/A
     -------------------------------------------------------------------------------------------
     2. N/A
     -------------------------------------------------------------------------------------------
     3. N/A
     -------------------------------------------------------------------------------------------
     4. N/A
     -------------------------------------------------------------------------------------------
     5. N/A
     -------------------------------------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO PROFESSIONALS                     $0               $0         $0           $0
     -------------------------------------------------------------------------------------------

     * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     -----------------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
     ------------------------------------------------------------------------
     ------------------------------------------------------------------------
                                       SCHEDULED     AMOUNTS
                                        MONTHLY        PAID         TOTAL
                                       PAYMENTS       DURING       UNPAID
               NAME OF CREDITOR           DUE         MONTH     POSTPETITION
     -----------------------------------------------------------------------
     1. GE Capital                           $0           $0            $0
     -----------------------------------------------------------------------
     2. GE Capital                           $0           $0            $0
     -----------------------------------------------------------------------
     3. GE Capital                           $0           $0            $0
     -----------------------------------------------------------------------
     4. N/A                                               $0            $0
     -----------------------------------------------------------------------
     5. N/A                                                             $0
     -----------------------------------------------------------------------
     6  TOTAL                                $0           $0            $0
     -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

      -----------------------------------------------
      CASE NAME:  Kitty Hawk International, Inc.        ACCRUAL BASIS-7
      -----------------------------------------------

      -----------------------------------------------
      CASE  NUMBER: 400-42144                              02/13/95, RWD, 2/96
      -----------------------------------------------

                                                         MONTH:  July 2002
                                                         -----------------------

      ------------------------------------
      QUESTIONNAIRE

      --------------------------------------------------------------------------------------------
                                                                                 YES          NO
      --------------------------------------------------------------------------------------------
      1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
           THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                X
      --------------------------------------------------------------------------------------------
      2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN
           A DEBTOR IN POSSESSION ACCOUNT?                                                     X
      --------------------------------------------------------------------------------------------
      3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
           LOANS) DUE FROM RELATED PARTIES?                                                    X
      --------------------------------------------------------------------------------------------
      4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
           THIS REPORTING PERIOD?                                                              X
      --------------------------------------------------------------------------------------------
      5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
           DEBTOR FROM ANY PARTY?                                                              X
      --------------------------------------------------------------------------------------------
      6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                        X
      --------------------------------------------------------------------------------------------
      7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                        X
      --------------------------------------------------------------------------------------------
      8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                    X
      --------------------------------------------------------------------------------------------
      9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                          X
      --------------------------------------------------------------------------------------------
      10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                          X
      --------------------------------------------------------------------------------------------
      11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
           REPORTING PERIOD?                                                                   X
      --------------------------------------------------------------------------------------------
      12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                     X
      --------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

      Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled upon acceptance/rejection of leases.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------

      ------------------------------------
      INSURANCE
      --------------------------------------------------------------------------------------------
                                                                                 YES          NO
      --------------------------------------------------------------------------------------------
      1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
           NECESSARY INSURANCE COVERAGES IN EFFECT?                               X
      --------------------------------------------------------------------------------------------
      2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                 X
      --------------------------------------------------------------------------------------------
      3.   PLEASE ITEMIZE POLICIES BELOW.
      --------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

      --------------------------------------------------------------------------
      --------------------------------------------------------------------------

      ----------------------------------------------------------------------------------
                                         INSTALLMENT PAYMENTS
      ----------------------------------------------------------------------------------
                TYPE OF                                                 PAYMENT AMOUNT
                 POLICY                    CARRIER     PERIOD COVERED    & FREQUENCY
      ----------------------------------------------------------------------------------
           See Kitty Hawk, Inc. Case #400-42141
      ----------------------------------------------------------------------------------
      ----------------------------------------------------------------------------------
      ----------------------------------------------------------------------------------
      ----------------------------------------------------------------------------------
      ----------------------------------------------------------------------------------
      ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  ----------------------------------------------
  CASE NAME: Kitty Hawk International, Inc.              FOOTNOTES SUPPLEMENT
  ----------------------------------------------

  ----------------------------------------------
  CASE NUMBER: 400-42144                                 ACCRUAL BASIS
  ----------------------------------------------

                                      MONTH:             July 2002
                                            ------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS       LINE
      FORM NUMBER       NUMBER                               FOOTNOTE / EXPLANATION
    -------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
             6                            All Professional fees related to the Reorganization of the
    -------------------------------------------------------------------------------------------------------------------------
                                            Company are disbursed out of Kitty Hawk, Inc. (Parent
    -------------------------------------------------------------------------------------------------------------------------
                                            Company). Refer to Case # 400-42141
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
             7                            All insurance plans related to the Company are carried
    -------------------------------------------------------------------------------------------------------------------------
                                            at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    -------------------------------------------------------------------------------------------------------------------------
                                            400-42141.
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
             General                       This operation closed in May of 2000. Costs incurred
    -------------------------------------------------------------------------------------------------------------------------
                                            consisted of costs associated with shut down
    -------------------------------------------------------------------------------------------------------------------------
                                            procedures and maintaining collateral.
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
                3          8              All cash received into the Company cash accounts is swept
    -------------------------------------------------------------------------------------------------------------------------
                                            each night to Kitty Hawk, Inc. Master Account (see Case
    -------------------------------------------------------------------------------------------------------------------------
                                            #400-42141).
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
                3         31              All disbursements (either by wire transfer or check), including payroll, are
    -------------------------------------------------------------------------------------------------------------------------
                                            disbursed out of the Kitty Hawk, Inc. controlled disbursement
    -------------------------------------------------------------------------------------------------------------------------
                                            account.
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
                4          6              All assessments of uncollectible accounts receivable are done
    -------------------------------------------------------------------------------------------------------------------------
                                            at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
    -------------------------------------------------------------------------------------------------------------------------
                                            are recorded at Inc. and pushed down to Inc.'s subsidiaries
    -------------------------------------------------------------------------------------------------------------------------
                                            as deemed necessary.
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
                3         28              All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items


ACCRUAL BASIS-1                                            July 2002

8.   OTHER (ATTACH LIST)                                  $         (327,144,523) Reported
                                                         -----------------------
       Intercompany Receivables                                     (341,703,547)
       A/R Senior Noteholders                                                  -
       Deferred Taxes                                                 13,097,746
       A/R Reconciling item                                             (296,862)
       Note Receivable - Kalitta charters                                500,000
       Deposits - Aircraft                                               360,971
       Deposits - Rent                                                   481,774
       Security Deposit                                                  415,395
                                                         -----------------------
                                                                    (327,144,523) Detail
                                                         -----------------------
                                                                               -  Difference

22.  OTHER (ATTACH LIST)                                  $         (155,957,661) Reported
                                                         -----------------------
       Accrued income taxes                                         (157,022,055)
       Accrued Misc                                                      287,309
       Insurance Deposit                                                 765,585
       Accrued Fuel                                                       11,500
                                                         -----------------------
                                                                    (155,957,661) Detail
                                                         -----------------------
                                                                               -  Difference

27.  OTHER (ATTACH LIST)                                  $           75,013,024  Reported
                                                         -----------------------
       Deferred Taxes                                                 87,246,212
       Accrued Taxes payable                                         (18,954,646)
       Aircraft Maintenance Reserves                                           -
       Accrued Fuel expenses                                           5,403,028
       Prepaid Fuel                                                   (5,633,963)
       Accrued Salaries/Vacation/Employee Benefits                     4,075,349
       Uncleared 4/28/00 Payroll Checks                                   66,601
       A/P Other/Accrued/Unrecorded                                     (275,816)
       Purchase reserves                                               1,762,176
       Accrued Landing fees/parking/cargo fees                         1,646,149
       Various accrued taxes                                           1,313,200
       Other Misc accruals                                            (1,635,266)
                                                         -----------------------
                                                                      75,013,024  Detail
                                                         -----------------------
                                                                               -  Difference

ACCRUAL BASIS-2

21   NON-OPERATING INCOME (ATT. LIST)                     $               11,216  Reported
                                                         -----------------------
       Interest income on restricted cash investments                     11,216
                                                                               -
                                                         -----------------------
                                                                          11,216  Detail
                                                         -----------------------
                                                                               -  Difference

ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                                (344,719) Reported
                                                         -----------------------
                                                                               -
        Transfer to Inc - all money sweeps
           to KH Inc. Case #400-42141                                   (344,719)
                                                         -----------------------
                                                                        (344,719) Detail
                                                         -----------------------
                                                                               -  Difference